0000261306422-6-15901409242025

CHANGE IN TERMS

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$5,000,000.00	09-24-2025	07-31-2027	261306422-6			11856	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: AVALON HOLDINGS CORPORATION; THE AVALON RESORT AND SPA LLC; AVALON COUNTRY CLUB AT SHARON, INC.; THE HAVANNA CIGAR SHOP, INC.; Avalon Clubs, Inc.; TBG, INC.; AMERICAN LANDFILL MANAGEMENT, INC.; AMERICAN CONSTRUCTION SUPPLY INC.; Avalon Resorts, Inc.; Avalon Resorts and Clubs, Inc.; Avalon Mahoning Sports Center, Inc.; Avalon Golf and Country Club, Inc.; AVALON LAKES GOLF, INC.; and AMERICAN WASTE MANAGEMENT SERVICES, INC.
One American Way
Warren, OH 44484-5531

Lender: WesBanco Bank, Inc.
Austintown
6030 Mahoning Avenue
Youngstown , OH 44515
(330) 792-1963

THIS CHANGE IN TERMS AGREEMENT ("Agreement") is made and entered into as of September 24, 2025, by and among, AVALON HOLDINGS CORPORATION; THE AVALON RESORT AND SPA LLC; AVALON COUNTRY CLUB AT SHARON, INC.; THE HAVANNA CIGAR SHOP, INC.; Avalon Clubs, Inc.; TBG, INC.; AMERICAN LANDFILL MANAGEMENT, INC.; AMERICAN CONSTRUCTION SUPPLY INC.; Avalon Resorts, Inc.; Avalon Resorts and Clubs, Inc.; Avalon Mahoning Sports Center, Inc.; Avalon Golf and Country Club, Inc.; AVALON LAKES GOLF, INC.; and AMERICAN WASTE MANAGEMENT SERVICES, INC. (the "Borrower"), and **WESBANCO BANK, INC.**, a West Virginia banking corporation, with an address of One Bank Plaza, Wheeling, West Virginia 26003 (the "Lender").

DESCRIPTION OF EXISTING INDEBTEDNESS. (i) Promissory Note dated September 23, 2024 in the original principal amount of Five Million and 00/100 Dollars ($5,000,000.00), made by Borrower in favor of Lender, and any modifications thereto (the "Note"), (ii) Business Loan Agreement dated September 23, 2024 by and among Borrower and Lender, and any modifications thereto (the "Loan Agreement), and (iii) all other documents or agreements evidencing and/or securing the indebtedness of Borrower to Lender evidenced by the Note and the Loan Agreement, and any modifications thereto (the "Other Documents"); with the Note, the Loan Agreement and the Other Documents, as modified from time to time, collectively referred to herein as the "Loan Documents").

DESCRIPTION OF CHANGE IN TERMS: The Note described above, by consent of the parties, as evidenced by their signatures hereto, is amended by extending the Maturity Date to July 31, 2027.

Effective September 24, 2025, Borrower agrees to the addition of an interest rate floor. At no time will the Borrower's rate be less than four percent (4%).

Borrower will continue to pay regular monthly payments of all accrued unpaid interest due as of each payment date beginning October 5, 2025 until July 31, 2027 on which date any remaining principal balance and all remaining interest shall be due and payable.

MODIFICATION FEE. Borrower agrees to pay a modification fee in the amount of Four Thousand Seven Hundred Fifty and 00/100 Dollars ($4,750.00).

DOCUMENTATION PREPARATION FEE. Borrower agrees to pay a documentation preparation fee in the amount of Two Hundred Fifty and 00/100 Dollars ($250.00).

The Loan Documents are hereby otherwise modified and amended as necessary to reflect the terms of this Agreement and the documents executed in connection herewith.

The obligations of Lender hereunder are conditioned upon the execution of this Agreement by Borrower and Lender's receipt and approval of all other documents or agreements deemed necessary by Lender.

CURRENT PRINCIPAL BALANCE. The parties acknowledge that the current principal amount due on said Note as of the date of this Agreement is Three Million Two Hundred Thousand and 00/100 Dollars ($3,200,000.00), which amount does not include any accrued and unpaid interest, fees, costs and/or expenses.

CURRENT UNADVANCED BALANCE. The parties acknowledge that as of the date of this Agreement the current unadvanced and available principal amount on said Note is One Million Eight Hundred Thousand and 00/100 Dollars ($1,800,000.00), the advance and availability of which is subject to the terms of the Note and the other Loan Documents evidencing and securing the obligations evidenced by the Note.

BENEFICIAL OWNERSHIP CERTIFICATION. The Borrower represents and warrants that as of the date of this Agreement, the information included in the Certification of Beneficial Owner(s) ("Certification") previously provided to the Lender, if applicable, is true and correct in all respects. Moreover, the Borrower agrees to notify the Lender of any changes to the information provided in the Certification.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidencing or securing the obligations(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement.

NO NOVATION. This Agreement amends the Loan Documents and is intended to be a continuation of the obligations set forth therein, as modified herein. Nothing in this Agreement is intended, nor shall be construed, to constitute a new obligation, a novation or an accord or

satisfaction of the Loan Documents.

WAIVER. Borrower each hereby release and discharge Lender from any and all claims and causes of action, whether known or unknown and whether now existing or hereafter arising, that have at any time been owned or claimed, or that are hereafter owned or claimed, and that arise out of any one or more circumstances or events that occurred prior to the time of execution of this Agreement.

MISCELLANEOUS. The governing law provisions of the Loan Documents shall also govern this Agreement. Any disputes arising under this Agreement shall be submitted to the forum and jurisdiction contemplated by the Loan Documents. Time is of the essence of this Agreement and all of the other Loan Documents. Borrower shall pay or reimburse Lender for all costs and expenses reasonably incurred by Lender in connection with the preparation and acceptance of this Agreement and the consummation of the transactions contemplated herein. Borrower agrees that at any time, and from time to time, after execution and delivery of this Agreement, Borrower shall, upon the request of Lender, execute and deliver such further documents and do such further things as Lender may reasonably request in order to more fully effectuate the purposes of this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of September 24, 2025.

NOTICE: FOR THIS NOTICE "YOU" MEANS THE BORROWER AND "CREDITOR" AND "HIS" MEANS LENDER.

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE

BORROWER:

AVALON HOLDINGS CORPORATION

By: ______________________________
Michael John Havalo, Treasurer of AVALON HOLDINGS CORPORATION

THE AVALON RESORT AND SPA LLC

By: ______________________________
Michael John Havalo, Treasurer of THE AVALON RESORT AND SPA LLC

AVALON COUNTRY CLUB AT SHARON, INC.

By: ______________________________
Michael John Havalo, Treasurer of AVALON COUNTRY CLUB AT SHARON, INC.

THE HAVANNA CIGAR SHOP, INC.

By: ______________________________
Michael John Havalo, Treasurer of THE HAVANNA CIGAR SHOP, INC.

AVALON CLUBS, INC.

By: ______________________________
Michael John Havalo, Treasurer of Avalon Clubs, Inc.

TBG, INC.

By: ______________________________
Michael John Havalo, Treasurer of TBG, INC.

AMERICAN LANDFILL MANAGEMENT, INC.

By: ______________________________
Michael John Havalo, Treasurer of AMERICAN LANDFILL MANAGEMENT, INC.

AMERICAN CONSTRUCTION SUPPLY INC.

By: ______________________________
Michael John Havalo, Treasurer of AMERICAN CONSTRUCTION SUPPLY INC.

AVALON RESORTS, INC.

By: ______________________________
Michael John Havalo, Treasurer of Avalon Resorts, Inc.

AVALON RESORTS AND CLUBS, INC.

By: ______________________________
Michael John Havalo, Treasurer of Avalon Resorts and Clubs, Inc.

AVALON MAHONING SPORTS CENTER, INC.

By: ______________________________
Michael John Havalo, Treasurer of Avalon Mahoning Sports Center, Inc.

AVALON GOLF AND COUNTRY CLUB, INC.

By: ______________________________
Michael John Havalo, Treasurer of Avalon Golf and Country Club, Inc.

AVALON LAKES GOLF, INC.

By: ______________________________
Michael John Havalo, Treasurer of AVALON LAKES GOLF, INC.

AMERICAN WASTE MANAGEMENT SERVICES, INC.

By: ______________________________
Michael John Havalo, Treasurer of AMERICAN WASTE MANAGEMENT SERVICES, INC.

LENDER:

WESBANCO BANK, INC.

X ______________________________
Authorized Signer

LaserPro, Ver. 25.3.10.002 Copr. Finastra USA Corporation 1997, 2025. All Rights Reserved. - OH C:\HFS\BUSINESS\PROD\CFI\LPL\G60.FC TR-77054 PR-19